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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2006
                                                          --------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                       0-24571               43-1816913
      --------                      ---------              ----------
(State or other Jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------

       On March 15, 2006, the Board of Directors of Pulaski Financial Corp. (the "Company") appointed Stanley J. Bradshaw, Michael R. Hogan and Steven C. Roberts to the Board of Directors. Mr. Bradshaw has been appointed to the class of directors whose term ends at the annual meeting of shareholders in 2007, Mr. Hogan has been appointed to the class of directors whose term ends at the annual meeting of shareholders in 2009, and Mr. Roberts has been appointed to the class of directors whose term ends at the annual meeting of shareholders in 2008.

       Mr. Hogan has been appointed to the Audit Committee, for which he will serve as chairman. The Company's Board of Directors intends to make additional committee appointments with respect to the newly appointed directors in the near future.

       A copy of the press release announcing the director appointments is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

     (d)    Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated March 16, 2006






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 20, 2006                By: /s/ William A. Donius
                                         ---------------------------------------
                                         William A. Donius
                                         President and Chief Executive Officer